EXHIBIT 10.52

                         UNIROYAL TECHNOLOGY CORPORATION
                           DEFERRED COMPENSATION PLAN

               Effective August 1, 1995, as amended April 3, 2000




                            ARTICLE I - INTRODUCTION

         This Plan is adopted by Uniroyal Technology Corporation, a Delaware Corporation (the "Company"), effective August 1, 1995, for the benefit of certain key employees.

         1.1 Purpose of Plan. The purpose of this Plan is to provide certain management employees of the Company with the opportunity to defer a portion of their salaries and bonuses otherwise payable to them as employees of the Company that they are unable to contribute to the Company's 401(k) Savings Plan because of statutory maximums applicable to that plan. Participation in this Plan is intended to be limited to those persons described in Section 201(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan is not intended to be a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

                            ARTICLE II - DEFINITIONS

         2.1 "Administrator" means the Employee Benefits Committee of the Company appointed by the Board or such other person or committee as may be appointed from time to time by the Board or by the Compensation Committee to supervise the administration of the Plan.

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.4  "Company"  means  Uniroyal  Technology  Corporation,   a  Delaware
 corporation.

         2.5 "Compensation Committee" means the Compensation Committee of the Board.
         2.6  "Effective Date" means August 1, 1995.

         2.7  "Employee" means a person employed by the Company.

         2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.9  "Named Fiduciary" means the Administrator.

         2.10 "Participant" means any Employee who participates in the Plan in accordance with Article III.

         2.11 "Plan" means the Uniroyal Technology Corporation Deferred Compensation Plan set forth herein, together with any and all amendments and supplements which may be adopted from time to time in connection with the Plan.

         2.12 "Plan Year" means the period beginning on August 1, 1995, and ending on the following December 31, and the twelve-month period beginning on each January 1 thereafter.

         2.13 "President" means the President of the Company. "Chief Executive Officer" means the Chief Executive Officer of the Company.


                           ARTICLE III - PARTICIPATION

         3.1 Commencement of Participation. Any management Employee who is designated as eligible to be a Participant in the Plan will become a Participant on the later of August 1, 1995, or the date he or she satisfies these eligibility requirements. The initial Participants in the Plan as of August 1, 1995 shall be designated by the Board. New Participants after that date may be designated either by the Board, by the Compensation Committee or by the Administrator. To become a Participant in the Plan, an eligible employee must submit an election to participate in the form prescribed by the Administrator in writing on or before the day on which participation is to begin. The Company will establish for each Participant an unfunded deferred compensation recordkeeping account, as specified in Section 4.3.

         3.2 Cessation of Participation. A Participant will cease to be a Participant as of the earlier of (a) the date on which the Plan terminates and
(b) the date on which there are no benefits held by the Plan on his or her behalf.

                              ARTICLE IV - BENEFITS

         4.1 Election of Deferral

            (a) Each Participant shall be entitled to make an irrevocable election to defer receipt of up to $55,000 of the salary or any annual Management Incentive Plan compensation or other bonus payments or a combination thereof to be earned by the Participant pursuant to his or her employment with the Company in each Plan Year. A Participant may not defer less than one percent (1%) of either such salary or annual bonus payments in any Plan Year. A Participant's deferral election will apply only to salary or annual bonus payments earned after execution of the election and delivery of it to the Administrator. Amounts deferred under the Plan will be accounted for in the manner described in Section 4.3 hereof.

            (b) Each deferral election is an irrevocable election. A Participant may not withdraw an amount credited to his or her account until he or she is eligible to receive a distribution under the plan's distribution rules set forth in Section 4.4.

            (c) A Participant's initial election to participate in the Plan must be delivered to the Administrator within 30 days of the first date on which the Participant is eligible to participate in the Plan. An Employee who is eligible but does not file a participation election will be deemed to have elected a zero deferral election under the Plan. A Participant may change his or her election to defer future salary or annual bonus payments by submitting a supplemental election form to the Administrator on or before the first day of any Plan Year as of which the change is to become effective.

            (d) A Participant may terminate his or her election to defer at any time by giving written notice thereof to the Company. No termination of deferral shall be given retroactive effect, and any such election shall make the terminating Participant ineligible for participation until the first day of the next Plan Year.

            (e) The Company shall be responsible for payment of any amounts deferred hereunder. By electing to participate herein, each Participant agrees to look solely to the Company for payment of such amounts.

         4.2 Interest. In addition to the deferral amounts described in Section 4.1, the Company will pay interest on a Participant's account ("Interest"). Such interest will be credited to the Participant's account as of the date of each deferral and will be posted to the Participant's account on the earliest of the last day of each Plan Year, the date of termination of the Plan and the date on which the Participant shall cease to be employed by the Company. In the case of a distribution, interest will be credited through the day prior to the date of distribution. Any Interest shall be credited only to the Participant's account in the Plan and is not payable to the Participant in cash. The Participant has no right to such amounts other than through the provisions of the Plan relating to the distribution of Plan benefits. Interest will be credited by the Company within the limits described in this section to all Participants who defer earnings to the Plan during a Plan Year. For purposes of this section, the provisions of the Qualified Savings Plan limiting the ability of highly compensated employees from contributing to and sharing in contributions under the Qualified Savings Plan shall not apply.

            (a) Rate of Interest. Interest under the Plan will be paid at the rate of seven and 84/100 percent (7.84%) per annum on each deferral by the Participant for the respective pay period or annual bonus and on the amounts in the Participant's account during a Plan Year that were contributed during previous Plan Year.

            (b) Vesting. A Participant is always fully vested in his or her account under the Plan.

         4.3 Deferred Compensation Accounts. A separate account shall be established and maintained for each Participant reflecting the salary and annual bonus amounts deferred pursuant to this Plan by the Participant as well as any Interest credited to the Participant's account.

         4.4      Distributions

            (a) Distributions on Disability, Retirement or Termination of Employment. A Participant will be entitled to a distribution from this Plan when the Participant's employment as an Employee with the Company is terminated by reason of disability, retirement on or after age sixty-five or for any other reason. A Participant may also withdraw all or a portion of the balance of his account under the Plan as of the last day of any fiscal quarter, provided that the Participant has given the Company written notice of such withdrawal not less than thirty (30) days prior to the end of such quarter. At that time the Participant shall be eligible to receive all or a portion his or her account balance as designated in the notice of withdrawal. Any withdrawal other than under the first sentence of this Section 4.4(a) will be subject to forfeiture of ten percent (10%) of the amount being so withdrawn.

            (b) Termination of Plan. If the Plan is terminated, all Plan Participants shall be entitled to receive immediate distributions of the entire balances of their accounts under the Plan.

            (c) Change of Control. In the event of a change of control of the Company followed by a material diminution of the duties, compensation or employment benefits of the Participant prior to the termination of the Plan or the Participant's agreement under the
            Plan, the Participant shall become entitled to an immediate distribution of all benefits under this Plan as of the calendar month in which such diminution became effective. For purposes of this Subsection, a "change in control" shall be deemed to have occurred if the conditions set forth in any one of the following situations shall have occurred:

              (1) Any Person is or becomes the "beneficial owner" within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

              (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraphs (a), (c) or (d) of this subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest) cease for any reason to constitute a majority thereof; or

              (3) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining or outstanding or by being converted into voting securities of the surviving entity or parent entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity (or parent entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

              (4) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

              For the purpose of this Subsection, "Persons" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (d) Form of Distribution. The amount due the Participant under this Plan shall be paid to the Participant or, in the event of the Participant's death, to the Participant's beneficiary in a cash lump sum within 60 days of the date on which the Participant becomes entitled to a distribution. A Participant's distribution shall be used first to satisfy any debit balance or other indebtedness Participant may have to the Company. Further, if in the opinion of the Company's management an immediate cash distribution would have a material adverse effect upon the Company, the Company may elect to pay the Participant in up to five equal annual installments, including Interest on the unpaid balance at the rate set forth in
            Section 4.2(a) above.

         4.5 Funding. It is the intent of the Company that this plan be an unfunded plan for tax purposes and for purposes of Title I of ERISA. Notwithstanding that intention, the Company shall have the option of setting aside funds to satisfy its liabilities by funding this Plan through the purchase of insurance or through the establishment of a rabbi trust or the Company may choose not to set aside funds to satisfy its liabilities under this plan at all. If the Company chooses to set aside funds into a rabbi trust, the terms of the rabbi trust shall conform at all time to the terms of the model trust promulgated by the Internal Revenue Service in Revenue Procedure 92-64. In any event, however, the rights of the Participant or any Beneficiary of the Participant shall be those of an unsecured creditor of the Company. Any insurance policy or other asset acquired by the Company shall be deemed not to be held in trust for the benefit of the Participant and not to be collateral security for the performance of the obligations of the Company, but shall remain a general, unpledged, and unrestricted asset of the Company.

         4.6 Other Benefit Plans. The amount of each Participant's salary and bonuses which he or she elects to defer under the Plan shall not be deemed to be compensation for the purpose of calculating the amount of a Participant's benefits or contributions under a pension plan or retirement plan qualified under Section 401(a) of the Code, the amount of life insurance payable under any life insurance plan established or maintained by the Company, or the amount of any disability benefit payments payable under any disability plan established or maintained by the Company, except to the extent specifically provided in any such plan.

                       ARTICLE V - ADMINISTRATION OF PLAN

         5.1 Plan Administrator. The administration of the Plan shall be under the supervision of the Administrator. It shall be a principal duty of the Administrator to see that the Plan is carried out in accordance with its terms for the exclusive benefit of Participants without discrimination among them. The Administrator will have full power to administer the Plan in all of its details, subject to applicable requirements of law. For this purpose, the Administrator's powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Plan:

            (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan, including the establishment of any claims procedures that may be required by applicable provisions of law;

            (b) to exercise discretion in interpreting the Plan;

            (c) to exercise discretion in deciding all questions concerning the Plan and the eligibility of any person to participate in the Plan;

            (d) to appoint such agents, counsel, accountants, consultants, and other persons as may be required to assist in administering the Plan; and

            (e) to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan, any such allocation, delegation, or designation to be in writing.

The decisions made by and the actions taken by the Administrator in the administration of the Plan shall be final and conclusive on all persons. The Administrator shall not be liable for any actions taken in good faith.

         5.2 Examination of Records. The Administrator will make available to each Participant for examination at reasonable times during normal business hours such of the records under the Plan that pertain to the Participant,

         5.3 Reliance on Tables. In administering the Plan, the Administrator will be entitled to the extent permitted by law to rely conclusively on all tables, valuations, certificates, opinions, and reports which are furnished by, or in accordance with the instructions of accountants, counsel, or other experts employed or engaged by the Administrator.

         5.4 Nondiscriminatory Exercise of Authority. Whenever in the administration of the Plan any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a non-discriminatory manner so that all persons similarly situated will receive substantially the same treatment and so that no discretionary acts are taken that would be discriminatory under the Code.

         5.5 Indemnification of Administrator. The Company agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as the Administrator or as a member of a committee designated as Administrator (including any Employee or former Employee who formerly served as Administrator or as a member of such committee) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                 ARTICLE VI - AMENDMENT AND TERMINATION OF PLAN

         6.1 Amendment and Termination. The Plan may be amended or terminated when in the sole opinion of the Company such amendment or termination is advisable. The plan can be amended retroactively at any time, except that it cannot be amended so that it materially adversely affects the rights of a Participant who has vested benefits under the Plan. Any amendment or termination shall be made by a written instrument signed by the Chief Executive Officer or President and consented to by the Board or the Compensation Committee.

                        ARTICLE VII - CLAIMS FOR BENEFITS

         7.1 Submission of Claim. Any claim for specific benefits under this Plan shall be submitted to the Administrator.

         7.2 Notice of Denial of Claim. If a claim for benefits under this Plan is denied, the Administrator shall provide notice to the claimant in writing of the denial within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the claimant and shall include:

            (a) the specific reason or reasons for the denial;

            (b) specific reference to the pertinent Plan provisions on which the denial is based;

            (c)  a  description  of  any  additional   material  or  information
            necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

            (d) an explanation of the Plan's claims review procedures.

         7.3 Extension of Time. If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial 90-day period. In no event shall such extension exceed 90 days.

         7.4 Review of Denial of Claim. The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60-day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

                     ARTICLE VIII - MISCELLANEOUS PROVISIONS

         8.1 Information to Be Furnished. Participants shall provide the Company and the Administrator with such information and evidence, and shall sign and deliver such documents, as may reasonably be requested from time to time for the purpose of administration of the Plan.

         8.2 Limitation of Rights. Neither the establishment of the Plan, nor any amendment thereof, nor the payment of any benefits will be construed as giving to any Participant or any other person any legal or equitable right against the Company or Administrator, except as provided herein.

         8.3 Spendthrift Clause. No Participant or Beneficiary shall have the right to transfer, assign, alienate, anticipate, pledge, or encumber any part of the benefits provided by this Plan, nor shall such benefits be subject to seizure by legal process by any creditor of such Participant or Beneficiary. Any attempt to effect such a diversion or seizure shall be deemed null and void for all purposes hereunder to the extent permitted by ERISA and the Code. However, the prohibitions contained in this Section shall not restrict the rights of setoff set forth in Section 4.4.

         8.4 Plan Not Contract. The Plan shall not be deemed to be a contract between the Company and any Employee or to be consideration or an inducement for the employment of any employee. No Participant in the Plan shall acquire any right to be retained in the Company's employ by virtue of the Plan, nor, upon his or her dismissal or upon his or her voluntary termination of employment, shall he or she have any right or interest in the Plan other than as specifically provided herein.

         8.5 Governing Law. This Plan shall be construed, administered, and enforced according to the laws of Florida.

         8.6 Construction. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

         8.7 Successors. This Plan shall not be terminated by a transfer or sale of the assets of the Company or by the merger or consolidation of the Company into or with any other or entity, but the Plan shall be continued after such sale, merger, or consolidation, and the transferee, purchaser, or successor entity shall be required as part of the sale, merger, or consolidation to assume the obligations to the Employer under this Plan and to continue this Plan.

         8.8 Facility of Payment. Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Administrator, is unable to properly manage his or her financial affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Administrator may select, and any such payment shall be deemed to be payment for such person's account and shall be a complete discharge of all liability of the Company with respect to the amount so paid.

         8.9 Withholding Payroll Taxes. To the extent required by the laws in effect at the time compensation or deferred compensation payments are made, the Company shall withhold from such compensation, or from deferred compensation payments made hereunder, any taxes required to be withheld for federal, state or local government purposes.

         8.10 Administrative Expenses. All expenses of administering the Plan shall be borne by the Plan and may be charged against the Participants' accounts or any amounts distributable hereunder in the manner deemed appropriate by the Administrator unless such amounts are paid by the Company.

         8.11 Prohibition of Law. Any provision of this Plan prohibited by the law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

         8.12 Liability of Company. Except as otherwise expressly provided herein, no member of the Board and no officer, employee, or agent of the Company, shall have any liability to any person based on or arising out of the Plan except in the case of gross negligence or fraud.

         8.13 Resolution of Disputes. Any dispute arising between any Participant and the Company pertaining to the Plan shall be resolved by a committee which shall consist of one or more appointees of each of the Company and the Participant. Any expense of legal fees incurred by any party to any such dispute shall be borne by the party incurring the expense.

         IN WITNESS WHEREOF, this Plan is executed on July _____, 1995.

                             UNIROYAL TECHNOLOGY CORPORATION

                             By:/s/Martin J. Gutfreund
                                    Vice President - Human Resources
                                    and Administration

                         UNIROYAL TECHNOLOGY CORPORATION
                           DEFERRED COMPENSATION PLAN

                                    EXHIBIT A
                       LISTING OF PARTICIPATING EMPLOYEES

Name of Participating Employee                Date of Participation
------------------------------                ---------------------
Howard R. Curd                                August 15, 1995

Robert L. Soran                               August 15, 1995

George J. Zulanas, Jr.                        August 15, 1995

Oliver J. Janney                              August 15, 1995

Martin J. Gutfreund                           August 15, 1995

                         UNIROYAL TECHNOLOGY CORPORATION
                           DEFERRED COMPENSATION PLAN
                             DEFERRAL ELECTION FORM

Name (Please Print)_____________________________ Social Security #_____________
                   (Last)       (First)     (MI)

         In accordance with the provisions of the Uniroyal Technology Corporation - Deferred Compensation Plan, I hereby elect to defer the portion of the salary and annual bonuses specified below that would otherwise be payable to me for services as an employee, for the period beginning _____, 19__, and ending ___, 19__.

Deferral Amount for Salary:

                                      Amount of Salary Deferred $__________
Deferral Amount for Bonuses:

                                      Amount of Annual Bonus Deferred $________


Beneficiary Designation: In the event of my death, all benefits payable on my behalf from the Plan shall be paid to my beneficiary designated below or the last person that I previously designated for this Plan if I have not completed this section of this form. Any designation of beneficiary that I make below revokes all prior designation that I have made under this Plan. If I make no designation on this or any prior form filed with the Administrator under this Plan, my benefits will be paid to the beneficiary entitled to my benefits under the Uniroyal Technology Corporation 401(k) Savings Plan or any successor plan thereto.

Name of Beneficiary_________________________    Relationship__________________

Attach an additional sheet describing your designation if you need additional space.

I understand that my deferred amounts and interest thereon will not be paid to me until I terminate employment with Uniroyal Technology Corporation or its successor and will then be paid to me (or to my beneficiary) in a lump sum. I acknowledge that I have received a copy of the Plan and that I understand its terms and conditions. I acknowledge that this election is irrevocable. By making this election, I hereby consent to be bound by all of the terms of the Plan.

Date:_______________                  ____________________
                                              Employee

Received and accepted on the ________ day of  _________, 19__.

By: __________________________, On Behalf of the Administrator